Exhibit 4.1

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NUMBER                                                                   SHARES
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  0           Incorporated under the laws of the State of Delaware
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                             Peninsula Gaming Corp.
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                             Total Authorized Issue            See Reverse for
                          1,000 Shares $0.10 Par Value             Certain
                                  Common Stock                   Definitions
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                                    SPECIMEN

This is to Certify that ___________________ is the owner of _____________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

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               COPYRIGHT 1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                 --   as tenants in common

TEN ENT                 --   as tenants by the entireties

JT TEN                  --   as joint tenants with right of survivorship and not
                             as tenants in common

UNIF GIFT MIN ACT       --   ______________ Custodian ______________
                                 (Cust)                 (Minor)
                             under Uniform Gifts to Minors Act _____________
                                                                   (State)

Additional  abbreviations  may also be used  though not in the above  list.

For value received ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________

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(PLEASE  PRINT  OR  TYPEWRITE  NAME AND  ADDRESS  INCLUDING  POSTAL  ZIP CODE OF
ASSIGNEE)

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Shares  represented  by  the  within  Certificate,  and  do  hereby  irrevocable constitute and appoint _____________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

      Dated _________________________
            In presence of

                                               _________________________________

      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

The purported sale, assignment, transfer, pledge, or other disposition of any security or securities issued by a corporation that holds a license is conditional and ineffective until approved by the Louisiana Gaming Control Board. If the board finds that the owner of this security does not meet the qualification requirements of the act, then the board may suspend or revoke the license or the board may condition the license requiring that the disqualified person or persons may not:

      a. receive dividends or interest on the securities of the corporation;

      b. exercise directly or through a trustee or nominee, a right conferred by the securities of the corporation;

      c. receive remuneration from the licensee;

      d. receive any economic benefit from the licensee;

      e. continue in an ownership or economic interest in the licensee.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NO SUCH SECURITY NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.